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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Manhattan Associates, Inc.'s previously filed Registration Statements, File Nos. 333-60635, 333-45802 and 333-53388.

ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 29, 2001